EXHIBIT 99.1
Grant Park Fund Weekly Commentary
For the Week Ended March 23, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Apr 2007 – Mar 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-2.1%	-1.4%	-0.6%	-12.8%	-4.8%	3.6%	4.6%	3.6%	12.2%	-18.0%	0.4	0.5
B**	-2.1%	-1.5%	-0.8%	-13.4%	-5.4%	2.9%	N/A	2.9%	12.2%	-19.7%	0.3	0.4
Legacy 1***	-2.1%	-1.3%	-0.1%	-10.9%	-3.1%	N/A	N/A	-3.1%	10.6%	-14.2%	-0.2	-0.4
Legacy 2***	-2.1%	-1.3%	-0.2%	-11.3%	-3.4%	N/A	N/A	-3.4%	10.6%	-14.5%	-0.3	-0.4
Global 1***	-2.0%	-1.3%	0.1%	-10.5%	-4.4%	N/A	N/A	-4.4%	10.0%	-14.1%	-0.4	-0.6
Global 2***	-2.0%	-1.3%	0.0%	-10.8%	-4.7%	N/A	N/A	-4.7%	9.9%	-14.8%	-0.4	-0.6
Global 3***	-2.1%	-1.4%	-0.4%	-12.3%	-6.4%	N/A	N/A	-6.4%	9.9%	-19.1%	-0.6	-0.8

S&P 500 Total Return Index****	-0.5%	2.4%	11.6%	7.6%	23.1%	1.8%	4.0%	1.8%	19.1%	-50.9%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	1.4%	-3.3%	-5.3%	23.4%	7.5%	9.4%	8.5%	9.4%	12.7%	-12.3%	0.8	1.3
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	42%					41%
Energy	22%	Long	Brent Crude Oil	5.5%	Long	22%	Long	Brent Crude Oil	5.5%	Long
			Gasoline Blendstock	4.4%	Long			Gas Oil	4.0%	Long
Grains/Foods	13%	Long	Sugar	2.3%	Long	12%	Long	Sugar	2.2%	Long
			Soybeans	1.8%	Long			Soybeans	1.8%	Long
Metals	7%	Long	Gold	2.3%	Long	7%	Long	Gold	2.4%	Long
			Aluminum	1.8%	Short			Aluminum	1.8%	Short
FINANCIALS	58%					59%
Currencies	23%	Short $	Japanese Yen	2.7%	Short	23%	Short $	Japanese Yen	2.8%	Short
			Australian Dollar	1.8%	Long			Australian Dollar	1.9%	Long
Equities	17%	Long	S&P 500	2.1%	Long	18%	Long	S&P 500	2.3%	Long
			Nikkei 225 Index	1.8%	Long			Nikkei 225 Index	1.8%	Long
Fixed Income	18%	Long	U.S. 10-Year Treasury Notes	5.1%	Short	18%	Long	U.S. 10-Year Treasury Notes	5.0%	Short
			U.S. 5-Year Treasury Notes	3.1%	Short			U.S. 5-Year Treasury Notes	3.1%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell following reports which showed declining demand from China, the world’s second-largest consumer.  Speculators also drove crude oil prices lower on beliefs the U.S. government might tap its emergency oil reserves.  Natural gas prices fell after the Energy Information Administration reported a rise in domestic inventories.

Grains/Foods
Corn prices declined nearly 4% after reports of rising ethanol supplies put pressure on demand forecasts.  Wheat markets moved lower after reports Russian officials made the decision to forgo the recently proposed grains export ban.  Improved weather conditions in key U.S. farming regions was also a major cause of weakness in the grains markets.

Metals
Gold prices increased slightly due to U.S. dollar weakness and ongoing concerns surrounding tensions between Iran and the West.  Copper markets fell nearly 2% as weak Chinese and European manufacturing data put pressure on demand forecasts.

Currencies
The Japanese yen and Swiss franc rose sharply against counterparts as investors sought safe-haven assets following weak manufacturing data from China and Europe. The euro rallied to recent highs against the U.S. dollar after Greece’s parliament voted in favor of the international bailout plan, a signal the Greek default concerns were beginning to subside.

Equities
Global equity markets finished generally lower as weak economic data in Europe and China combined with fewer-than-expected housing starts in the U.S. weighed on investor sentiment.  Reports showed China had trimmed its growth forecast, which also played a role in moving equity prices lower.

Fixed Income
German Bund prices rallied sharply as investors sought safe-haven assets amidst bearish investor sentiment surrounding the global economy.  Weakness in the sovereign debt markets of smaller European nations caused by poor economic data also boded well for the Bund markets.  U.S. Treasury markets finished nearly flat as rallies stemming from global economic concerns were nearly offset by reports showing depressed activity in the U.S. housing markets.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.